Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Hynes, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Freedom Petroleum, Inc. on Form 10-K for the fiscal year ended July 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Freedom Petroleum Inc. at the dates and for the periods indicated.

Date: November 13, 2013

By:	/s/ Thomas Hynes
Thomas Hynes
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Freedom Petroleum Inc. and will be retained by Freedom Petroleum Inc. and furnished to the Securities and Exchange Commission or its staff upon request.